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                                                                     EXHIBIT 4.1


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
COMMON STOCK                                      [GREAT WOLF RESORTS LOGO]                                     COMMON STOCK

NUMBER                                                                                                             SHARES

WOLF-                                                   GREAT WOLF RESORTS(TM)


THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA.                                                               CUSIP 391523 10 7
        JERSEY CITY, NJ OR NEW YORK, NY                                                                        SEE REVERSE FOR
                                                                                                             CERTAIN DEFINITIONS



                                        INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT







IS THE RECORD HOLDER OF

                        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF



                                                      GREAT WOLF RESORTS INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


COUNTERSIGNED AND REGISTERED:
        EquiServe Trust Company, N.A.
                TRANSFER AGENT AND REGISTRAR

BY    /s/ STEPHEN CESSO
      AUTHORIZED SIGNATURE



DATED:    /s/ J. MICHAEL SCHROEDER                                                                             /s/ BRUCE D. NEVIASER
          ------------------------                              [GREAT WOLF RESORTS                           ----------------------
                 SECRETARY                                             SEAL]                                  CHAIRMAN OF THE BOARD



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                            GREAT WOLF RESORTS, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM  -- as tenants in common                            UNIF GIFT MIN ACT-_______________________ Custodian __________________
TEN ENT  -- as tenants by the entireties                                               (Cust)                        (Minor)
JT TEN   -- as joint tenants with right                                        under Uniform Gifts to Minors
            of survivorship and not as                                         Act _______________________________________________
            tenants in common                                                                   (State)

                                                            UNIF TRF MIN ACT-_______________________ Custodian (until age ________)
                                                                                   (Cust)


                                                                              ____________________________ under Uniform Transfers
                                                                                        (Minor)

                                                                              to Minors Act ______________________________________
                                                                                                         (State)


                             Additional abbreviations may also be used though not in the above list.

For Value received, __________________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________   _________________________________________________________________________________________

__________________________________________________________________________________________________________________________________
                          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
___________________________________________________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
__________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________________________________________  X ______________________________________________________


                                                                           X ______________________________________________________
                                                                             THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                                                                     NOTICE: WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                                                             CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR
                                                                             ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURES GUARANTEED:

By
   ______________________________________________________________________________________________
   THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
   SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
   GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.

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